SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2002

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VISION TWENTY-ONE, INC.
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(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	0-22977	59-3384581
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(State or Other Jurisdiction of Incorporation)
	(Commission File Number)	(IRS Employer Identification Number)

120 West Fayette Street-Suite 700
Baltimore, Maryland 21201
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(Address of Principal Executive Offices) (Zip Code)

(410) 752-0121
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(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

First Amendment To Forbearance Agreement

Subsequent to entering into the Fifth Amendment And Waiver To Credit Agreement And Forbearance Agreement dated as of March 31, 2002 (the "Forbearance Agreement"), among Vision Twenty-One, Inc. (the "Company"), the Bank of Montreal as Agent and the other lenders party to the Forbearance Agreement (collectively, the "Lenders"), the Company failed to pay the interest due on or about April 30, 2002 (the "Interest Payment Default") under the Amended And Restated Credit Agreement (the "Credit Agreement") dated November 10, 2000, as amended by the First Amendment dated as of March 31, 2001, Second Amendment dated as of May 31, 2001, Third Amendment dated as of July 12, 2001, Fourth Amendment dated as of September 30, 2001 and the Forbearance Agreement. The Interest Payment Default constituted a default under the Credit Agreement and a standstill termination event under the Forbearance Agreement.

On May 17, 2002, the Company and the Lenders entered into a First Amendment To Forbearance Agreement (the "Forbearance Agreement Amendment") pursuant to which the Lenders agreed to forbear from accelerating the obligations under the Credit Agreement by reason of the Interest Payment Default until the scheduled standstill termination date of May 31, 2002, or the occurrence of an earlier standstill termination event under the Forbearance Agreement.

A copy of the Forbearance Agreement Amendment is filed with this Report as Exhibit 4.53 and the summary set forth herein is qualified in its entirety by reference to the complete terms and conditions of such document.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

/s/ Andrew Alcorn - - - - - - - - - - - - - - - Andrew Alcorn Its: President

Dated: May 22, 2002

INDEX TO EXHIBITS

EXHIBIT NUMBER -----------	EXHIBIT ------------
4.39*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
4.40*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
4.41*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
4.42*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
4.43*	.First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.44*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.45*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.46*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.47*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.48*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.49*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
4.50*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

4.51*

Fifth Amendment and Waiver to Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (38)

4.52*

Fifth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent. (38)

4.53

First Amendment to Forbearance Agreement dated May 17, 2002 among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent.

10.96	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
10.97*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
10.98*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
10.99*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
10.112*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.113*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.114*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33).
10.115*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33).
10.116*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.117*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.123*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
10.124*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

10.130*

Fifth Amendment and Waiver To Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (38)

10.131*

Fifth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent. (38)

10.132

First Amendment to Forbearance Agreement dated May 17, 2002 among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (Filed as Exhibit 4.53 to this Report)

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(31) (32) (33) (34) (35) (38)
Form 8-K filed December 5, 2000 Form 10-K filed April 17, 2001 Form 8-K filed June 22, 2001 Form 10-Q filed August 14, 2001 Form 8-K filed October 15, 2001 Form 8-K filed April 23, 2002

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